UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

(RULE 14A-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.              )

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☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12

RSI RETIREMENT TRUST
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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RSI RETIREMENT TRUST

150 EAST 42ND STREET

NEW YORK, NEW YORK 10017

NOTICE OF ANNUAL MEETING OF TRUST PARTICIPANTS

December 28, 2006

NOTICE IS HEREBY GIVEN that the Annual Meeting of Trust Participants of RSI Retirement Trust (“Trust”) will be held at the offices of the Trust, 150 East 42nd Street, 27th Floor, New York, New York 10017, on December 28, 2006 at 11:00 A.M., for the following purposes:

1.               To elect three (3) trustees for terms of three (3) years and until their respective successors are elected and qualified.

2.               To consider ratification or rejection of the selection of Anchin, Block & Anchin LLP as independent accountants of the Trust.

3.               To transact such other business as may properly come before the meeting or any adjournment or adjournments thereof.

The matters referred to above are discussed in detail in the Proxy Statement accompanying this Notice.  Only those persons having the right to vote Units of the Trust (“Trust Participants”) of record as of the close of business on December 1, 2006 are entitled to notice of and to vote at the Annual Meeting of Trust Participants or at any adjournment or adjournments thereof.

By Order of the Trustees,

/s/ Stephen P. Pollak
STEPHEN P. POLLAK
Executive Vice President,
Counsel and Secretary

DATED:	New York, New York
December 7, 2006

RSI RETIREMENT TRUST

150 EAST 42ND STREET

NEW YORK, NEW YORK 10017

PROXY STATEMENT

General Information

This Proxy Statement is furnished in connection with the solicitation of proxies by the board of trustees (each, a “Trustee,” and together, the “Board” or the “Board of Trustees”) of RSI Retirement Trust (“Trust”) for use at the annual meeting (“Meeting”) of those persons having the right to vote shares (“Units”) of each investment fund (“Investment Fund”) of the Trust (“Trust Participants”) to be held at the offices of the Trust at 150 East 42nd Street, 27th Floor, New York, New York, 10017 on December 28, 2006, at 11:00 A.M., and at any adjournment thereof.  The approximate date on which this Proxy Statement and form of proxy are first being sent to Trust Participants is December 8, 2006.

Execution of a proxy will not in any way affect a Trust Participant’s right to attend the Meeting and vote in person, and any Trust Participant giving a proxy has the right to revoke it at any time by written notice addressed to and received by the Secretary of the Trust prior to the exercise of the proxy or by attending the Meeting and revoking the proxy in person.

The Trustees have fixed the close of business on December 1, 2006 as the record date for the determination of Trust Participants entitled to notice of and to vote at the Meeting.

The Trust had outstanding as of the record date, December 1, 2006, Units of beneficial interest, which are divided into separate Investment Funds as follows:

Core Equity Fund	13,936,093.651
Emerging Growth Equity Fund	6,637,731.921
Value Equity Fund	9,127,874.475
International Equity Fund	4,532,683.016
Activity Managed Bond Fund	9,989,428.618
Intermediate-Term Bond Fund	3,137,252.482

Each Trust Participant shall be entitled to exercise the voting rights of Units owned by the participating trust or custodial account of which he is the Trust Participant.  All outstanding full Units of the Trust, irrespective of class, are entitled to one vote and each fractional Unit is entitled to the corresponding fractional vote.  Units of all Investment Funds will be voted in the aggregate with respect to the election of Trustees, the ratification or rejection of the selection of the independent accountants, and any other matter that may come before the meeting or any adjournment thereof.

The following table summarizes the foregoing information:

PROPOSAL		INVESTMENT FUNDS VOTING

1.	Election of Trustees	All

2.	Ratification of Accountants	All

In the event that a quorum of Trust Participants (holders of one-third of the shares issued and outstanding and entitled to vote at the Meeting) is not represented at the Meeting or at any adjournment thereof, or, even though a quorum is so represented, in the event that sufficient votes in favor of the items set forth in the Notice of the Meeting are not received, the persons named as proxies may propose and vote for one or more adjournments of the Meeting for a period or periods of not more than 60 days in the aggregate and further solicitation of proxies may be made.  Trust Participants who have voted against the proposals or who have abstained from voting will be included in the quorum for the Meeting.  Proxies sent in by brokers and other nominees, if any, which cannot be voted on a proposal because instructions have not been received from the beneficial owners (“non-votes”) and proxies abstaining on a particular proposal, will be considered to be shares present at the Meeting, but not voting with respect to the proposal.  Thus, non-vote proxies and abstentions will have no effect on Proposals 1 and 2.

The Trust is registered as an open-end investment company under the Investment Company Act of 1940, as amended (“Act”).  A registration statement relating to the offer and sale of Units in the Trust has been filed and is effective under the Securities Act of 1933, as amended.

The costs of the Meeting, including the solicitation of proxies, will be paid by the Trust.  In addition to the solicitation of proxies by mail, Trustees and agents of the Trust may solicit proxies in person or by telephone.

Copies of the Trust’s Annual Report for the fiscal year ended September 30, 2006 and Semi-Annual Report for the six months ended March 31, 2006, are available without charge to Trust Participants.  To obtain a copy, call the Trust at (800) 446-7774, or write to the Trust at 150 East 42nd Street, 27th Floor, New York, New York 10017-5633.

PROPOSAL 1

Election Of Trustees

The Agreement and Declaration of Trust pursuant to which the Trust was established, as amended, provides that the Trustees of the Trust shall be divided into three classes of approximately equal size.  The Board of Trustees of the Trust will be comprised of eight members following the Meeting.  The class of Trustees to be elected at the Meeting will consist of three Trustees, each of whom will be elected and will hold office for a term of three years and until a successor is elected and qualified.

The nominees for Trustee are set forth below under “Information Regarding Trustees.”

Each of the three nominees for Trustee is currently a member of the Board of Trustees.  Each nominee has agreed to stand for election and to serve if elected.  All proxies will be voted in favor of the three nominees listed under “Information Regarding Trustees,” unless a contrary indication is made.  If, prior to the Meeting, any nominee becomes unable to serve by reason of death, incapacity or other unexpected occurrence, the proxies which would have otherwise been voted for such nominee will be voted for such substitute nominee as may be selected by the Board of Trustees.

THE BOARD OF TRUSTEES RECOMMENDS A VOTE FOR THE ELECTION OF THE THREE NOMINEES FOR TRUSTEE LISTED BELOW UNDER “INFORMATION REGARDING TRUSTEES.”

Information Regarding Trustees

Set forth below is certain information regarding the nominees for election as Trustees of the Trust, as well as those persons serving as Trustees following the Meeting with remaining terms of one and two years, including their ages, principal occupations and business experience during the last five years, present directorships or trusteeships and the year they first became a Trustee.  Any nominee or Trustee who is an “interested person” of the Trust, as defined in the Act, is so designated.  They are “interested persons” by virtue of their executive positions with plan sponsors of plans of participation in the Trust, which previously held an interest in Retirement System Group Inc. common stock, or by virtue of a directorship with Retirement System Group Inc., the parent company of Retirement System Investors Inc. (“Investors”), the Trust’s Investment Adviser.  Each of the Trustees is responsible for the oversight of all six Investment Funds in the Trust.

Nominees for Election as Trustees:

Name and Date of Birth	Principal Occupation During Last 5 Years	First Became Trustee	Other Directorships

Independent Trustees

Herbert G. Chorbajian September 4, 1938	Vice Chairman of Charter One Financial, Inc. from November 1998 to June 2003; Director of Charter One Financial, Inc. since November 1998; Chairman, President and Chief Executive Officer of ALBANK Financial, Inc. from April 1992 to November 1998; Chairman and Chief Executive Officer from October 1990 to November 1998 and President and Director from June 1985 to November 1998, ALBANK, FSB, Albany, New York.	1994

Director of the New York Business Development Corp-oration; Director or Trustee of the Northeast Health Foundation, Inc.; the Albany College of Pharmacy; the Albany Cemetery Association; and the Empire State Certified Development Corp.

James P. Cronin June 10, 1945	President, Treasurer and Chief Executive Officer since June 1987 of The Dime Savings Bank of Norwich, Norwich, Connecticut.	1997

Director or Trustee of RSGroup Trust Company; St. Jude Common; John S. Blackmar Fund; W. W. Backus Hospital; Integrated Day Charter School Foundation; and Connecticut Technical High School System Foundation.

Joseph L. Mancino † July 20, 1937	Co- Chairman of New York Community Bank since November 2003; formerly President and Chief Executive Officer of The Roslyn Savings Bank, Roslyn, New York, from July 1992 to October 1993; Vice Chairman, President and Chief Executive Officer of Roslyn Bancorp, Inc. from January 1997 to October 2003.	2000

Director of Helen Keller Services For The Blind; Theodore Roosevelt Council – Boy Scouts of America; Interfaith Nutrition Network; National Center for Disability Services; Winthrop Hospital; and S.B.L.I. USA.

† Mr. Mancino was an “interested person” of the Trust prior to November 2003 because he was an executive officer of an employer sponsoring a plan of participation in the Trust which held an interest in Retirement System Group Inc. common stock.

Trustees Serving With A Term Expiring In One Year:

Name and Date of Birth	Principal Occupation During Last Five Years	First Became Trustee	Other Directorships

Interested Trustee

William A. McKenna, Jr. December 26, 1936	Chairman Emeritus of Ridgewood Savings Bank, Ridgewood, New York since January 2004; formerly Chairman and Chief Executive Officer, Ridgewood Savings Bank, Ridgewood, New York from January 1992 to December 2003.	1998

Director of St. Vincent’s Services; Director of Boys Hope Girls Hope; Director of Retirement System Group Inc.; Director of RSGroup Trust Company; Director of The Calvary Fund; Director of Asset Management Fund Large Cap Equity Institutional Fund; Director of Asset Management Fund; Director of the American Institute of Certified Public Accountants; Director of Irish Educational Development Foundation; Trustee of the Catholic University of America; Member of U.S. Advisory Board for All Hallows College; Member of NYC Leadership Council for Habitat for Humanity; Director of St. Aloysius School; Director of Trans Video Corp.; and Member of the Hofstra University Zarb School of Business Strategic Partnership Board.

Name and Date of Birth	Principal Occupation During Last Five Years	First Became Trustee	Other Directorships

Independent Trustees

Candace Cox August 26, 1951	Managing Director, Emerald Capital Advisors, LLC, since February 2000 and from December 1998 to November 1999; formerly President and Chief Investment Officer Bell Atlantic (formerly NYNEX) Asset Management Company from November 1995 to May 1998; Vice President and Managing Vice director, between 1992 and October 1995.	1992	Trustee of American Red Cross Endowment and Director of National Association of Corporate Directors.

Raymond L. Willis January 12, 1936	Private Investments	1985	Chairman, U.T.C. Pension Trust, Ltd.; President, U.T. Insurance, Ltd.; Director of Association of Private Pension and Welfare Plans; Trustee of Employee Benefits Research Institute.

Trustees Serving with A Term Expiring in Two Years:

Name and Date of Birth	Principal Occupation During Last 5 Years	First Became Trustee	Other Directorships

Interested Trustee

Joseph R. Ficalora August 12, 1946	President, Chief Executive Officer and Director of New York Community Bancorp, Inc. since July 1993; Chief Executive Officer of New York Community Bank since January 1994 and President since January 2004 and from January 1994 through July 2001; Chairman of New York Community Bancorp, Inc. from July 1993 through July 2001 and Chairman of New York Community Bank from May 1997 through July 2001.	2002

Past Chairman and currently a director of the Community Bankers Association of New York State, Chairman of Group VI and member of the Executive Committee; President and Director of AMF Investment Fund, Inc.; Director of the Institutional Investors Capital Appreciation Fund; Director of the Queens Chamber of Commerce; Director or Trustee of Queens Library Foundation Board; Queens Borough Public Library; Queens College Foundation; Queensborough Community College Fund; Flushing Cemetery and New York Hall of Science. Also a member of the Advisory Council of the Queens Museum of Art.

Independent Trustee

Thomas F. Collins July 31, 1943	Principal of HAS Associates Inc. since 1990.	2004	Director of South Shore Mental Health Center, Quincy, MA.

Information Regarding Executive Officers and the Trust Chairman

The officers of the Trust are the President, one or more Vice Presidents, a Secretary and a Treasurer.  There is also a Trust Chairman who presides at Board of Trustees meetings in the absence of the President, William Dannecker.  The Trust Chairman position is presently vacant.  The following are the names of the executive officers of the Trust, as of September 30, 2006, together with their ages and positions with the Trust and the period during which each of such officers has served as such.  Each of the executive officers of the Trust, with the exception of William J. Pieper, serves as an officer or director of Investors.  The address of each individual listed below is RSI Retirement Trust, 150 East 42nd Street, New York, NY 10017.

Name and Date of Birth	Principal Occupation, Business Experience During Last 5 Years, Present Directorships

William Dannecker December 5, 1939

President of the Trust since May 1986 and Trustee from May 1987 to March 2004 and from January 2005 to December 29, 2005; Director of Retirement System Group Inc. since March 1989 and Chief Executive Officer from January 1990 to February 2003, Chairman since October 2000, and President from March 1989 to September 2000; Director of Retirement System Consultants Inc. since March 1989 and President from March 1989 to February 2003 and since January 2006; Director of Retirement System Investors Inc. since March 1989 and President from March 1989 to February 2003 and since January 2006; Director of Retirement System Distributors Inc. since July 1989; Director of RSGroup Trust Company since June 1998, President and Chief Executive Officer from June 1998 to January 1999 and since January 2006 and Chief Operating Officer from January 1999 to February 2003; Director of RSG Insurance Agency Inc. since March 1996.

William J. Pieper October 30, 1951

Senior Vice President and Treasurer of the Trust since July 2004; Senior Vice President, Trust Services of Retirement System Group Inc. since April 2004; Senior Vice President, Trust Services of RSGroup Trust Company since April 2004; formerly Vice President, Manager of Fiduciary Services, People’s Bank, Bridgeport, Connecticut from August 1985 to April 2004.

Stephen P. Pollak August 27, 1945

Executive Vice President, Counsel and Secretary of the Trust since July 1995, Senior Vice President, Counsel and Secretary from December 1986 to July 1995, Chief Compliance Officer since September 2004; Executive Vice President, Counsel and Secretary of Retirement System Group Inc. since January 1993 and Director since March 1989; Vice President and Secretary of Retirement System Consultants Inc. since January 1990 and Director since March 1989; Vice President, Secretary and Compliance Officer of Retirement System Distributors Inc. since February 1990 and Director since July 1989; Vice President and Secretary of Retirement System Investors Inc. since February 1990 and Director since March 1989; President and Director of RSG Insurance Agency Inc. since March 1996; Executive Vice President, Counsel and Secretary of RSGroup Trust Company since August 1998 and Director since June 1998; Secretary of The Multi-Bank Association of Delaware since March 2001.

Investment Fund Ownership by Trustees*

Name	Dollar Range of Equity Securities in Each Investment Fund	Aggregate Dollar Range of All Equity Securities in All Investment Funds

Interested Trustees

Joseph R. Ficalora	None	None

William A. McKenna, Jr.	Core Equity Fund: Over $100,000 Emerging Growth Equity Fund: Over $100,000 Value Equity Fund: Over $100,000 Intermediate-Term Bond Fund: $10,001-$50,000 Actively Managed Bond Fund:$50,001-$100,000	Over $100,000

Independent Trustees

Herbert G. Chorbajian	None	None

Thomas F. Collins	None	None

Candace Cox	None	None

* Ownership as of December 1, 2006

James P. Cronin	Core Equity Fund: Over $100,000 Emerging Growth Equity Fund: $50,001-$100,000 Value Equity Fund: Over $100,000 International Equity Fund: $10,001-$50,000	Over $100,000

Joseph L. Mancino	None	None

Raymond L. Willis	None	None

The Trust has an Audit Committee, Governance Committee, Nominating Committee, Proxy Committee and an Investment Committee.  At least a majority of the members of each committee, with the exception of the Governance and Nominating Committees, are not “interested persons” of the Trust as defined in the Act.  (See further information on “interested persons” under “Information Regarding Trustees,” above.)

The Audit Committee, which met one time during the Trust’s fiscal year ended September 30, 2006, presently consists of Messrs. Collins, Cronin, Mancino and Willis.  The Audit Committee reviews the professional services to be rendered by the Trust’s independent public accountant and the costs thereof.  It also reviews with such firm the results of its audit and such firm’s findings and recommendations, including those furnished on the adequacy of accounting controls.

The Governance Committee, which met one time during the Trust’s fiscal year ended September 30, 2006, presently consists of Messrs. Chorbajian and McKenna.  The Governance Committee addresses issues involving conflicts of interest between the Trust and Retirement System Group Inc. and its subsidiaries.  The Committee also addresses procedural issues of the Board of Trustees, including compensation matters.

The Investment Committee, which met seven times during the Trust’s fiscal year ended September 30, 2006, presently consists of Ms. Cox and Messrs. Chorbajian, Cronin and McKenna.  The Investment Committee reviews the practices and procedures of the Trust’s various investment managers, including practices relating to brokerage allocation, and makes recommendations to the Board of Trustees on the policies of such investment managers and any changes in brokerage allocation which should be made by such investment managers.

The Nominating Committee, which met one time during the Trust’s fiscal year ended September 30, 2006, presently consists of Messrs. Chorbajian and McKenna.  Mr. Chorbajian is not an “interested person” of the Trust, as defined in the Act.  The Nominating Committee recommends Trustees to the Board for nomination by the Board for election by the Trust Participants.

The Proxy Committee, which met one time during the Trust’s fiscal year ending September 30, 2006, presently consists of Messrs. Ficalora, Mancino and Willis.  The Proxy Committee oversees the preparation of all proxy materials to be distributed to Trust Participants and also oversees the collection and tabulation of proxies.

The Trust’s Board of Trustees held six regular meetings during the Trust’s fiscal year ended September 30, 2006.  (There were no additional special meetings.)  During the Trust’s fiscal year ended September 30, 2006, each Trustee currently serving attended at least 75% of the aggregate of (a) the total number of meetings of the Board of Trustees (held during the period for which he or she has been a Trustee), and (b) the total number of meetings held by all committees of the Board on which he or she served (during the period that he or she served).

The Board of Trustees does not mandate attendance by Trustees at the Annual Meeting of Trust Participants.  No members of the Board of Trustees attended the last Annual Meeting of Trust Participants, held on December 29, 2005.

Nominees for the Board of Trustees

The Nominating Committee does not have a Charter.  However, at a meeting of the Governance Committee held on September 26, 1996, the Governance Committee established Guidelines for the Nominating Committee in recommending nominees for the Board of Trustees.  The Guidelines were approved by the Board of Trustees at its meeting held on December 5, 1996 and ratified at its meeting held on July 28, 2005.

Under the Nominating Committee Guidelines for nominees, any individual proposed for nomination (including Trustees standing for re-election) shall not have attained the age of 70 at the date of election or re-election to the Board.  The Guidelines further provide that any individual proposed for nomination should “add value” to the Board, under one or both of the following criteria:  (1) having expertise in investment matters, or one or more other disciplines deemed desirable by the Board, or (2) having business relationships with one or more clients or prospective clients which may be beneficial to the Trust from a business standpoint.

Potential nominees are identified and evaluated based on a review of a detailed written resume of the candidate’s business background, past accomplishments and other relevant qualifications.  Since the Guidelines established by the Board of Trustees call for specific expertise and/or business relationships which may be beneficial to the Trust, the Nominating Committee has always had a policy of not considering nominees recommended by Trust Participants.

Communications with the Board of Trustees

Trust Participants who wish to send communications to the Board of Trustees or to any individual Trustee may write to the Secretary of the Trust at 150 East 42nd Street, 27th Floor, New York, NY 10017-5633.  Such communications will be referred to the Board of Trustees or to the named Trustee, as appropriate.

Compensation Of Trustees And Officers

Trustees’ Compensation

The Trustees received the aggregate compensation shown below for services to the Trust during the fiscal year ended September 30, 2006.  Trust officers received no compensation from the Trust during the fiscal year ended September 30, 2006:

Name of Trustee	Aggregate Compensation From the Trust

Interested Trustees

Joseph R. Ficalora	$19,200
William A. McKenna, Jr.	27,850

Independent Trustees

Herbert G. Chorbajian	$24,500
Thomas F. Collins	20,700
Candace Cox	28,050	*
James P. Cronin	28,400
Joseph L. Mancino	20,700
Raymond L. Willis	22,050

  *  Aggregate compensation includes amounts deferred under the Trust’s Section 457 Deferred Compensation Plan (“Plan”).  The total amount of Trustees’ deferred compensation payable under the Plan as of September 30, 2006 is as follows:  Ms. Cox ($260,337).  There are no pension or retirement benefits.

Officers’ Cash Compensation

Officers of the Trust do not receive any direct compensation from the Trust; however, they do receive compensation from Retirement System Group Inc. if employed by Retirement System Group Inc.  For services to the Trust during the fiscal year ended September 30, 2006, prior to his employment by Retirement System Group Inc. on January 3, 2006, President Dannecker received aggregate compensation from the Trust of $5,650.

Section 457 Deferred Compensation Plan

The Trust maintains a Deferred Compensation Plan (“Plan”) which meets the requirements of Section 457 of the Internal Revenue Code, as amended.  Under the Plan, as of December 1, 2006, the Trustees may defer up to the lesser of $15,000 or 100% of their compensation from the Trust during each calendar year.

Compensation deferred is distributable in full upon attainment of age 70½ or upon retirement or earlier termination from service as a Trustee, unless deferred to a later date in accordance with the provisions of the Plan.  (Minimum distributions are required beginning as of the April 1st following attainment of age 70½.)  Earlier distributions are permitted only for an “unforeseeable emergency” as defined in the Plan.

The Trust has established a bookkeeping account for each participant’s deferral and is only under a contractual obligation to make Plan payments.  The Plan is deemed to be an unfunded plan.

Deferred compensation attributable to the Plan may be invested in one or more investment funds as shall be made available by the Trust from time to time, in its sole discretion, as authorized by the Trustees.

PROPOSAL 2

Ratification of Selection Of Accountants

Subject to ratification or rejection by the Trust Participants, the Trustees of the Trust, including a majority of those members of the Board who are not interested persons of the Trust, have selected Anchin, Block & Anchin LLP to serve in the capacity of independent public accountants, to examine the accounts, and to certify from time to time the financial statements of the Trust for the fiscal year ending September 30, 2006.

Representatives of Anchin, Block & Anchin LLP are expected to be present at the Meeting and will have the opportunity to make a statement and respond to appropriate questions from the Trust Participants.

The Trust has an Audit Committee of the Board of Trustees, whose composition and responsibilities are discussed above under “Information Regarding Trustees.”

Independent Accountants’ Fees

The Audit Committee reviews all matters involving the Trust’s Independent Accountants, including engagement letters and accountant presentations addressing the scope of an audit.  Audit related matters are presented to the Board of Trustees for consideration, with a recommendation from the Audit Committee.  All services provided to the Trust by its Independent Accountants are pre-approved by the Audit Committee.

The two following tables set forth for the Trust’s two most recent fiscal years, the fees billed by its independent accountants for: (i) all audit and non-audit services provided directly to the Trust and (ii) non-audit fees for services rendered to the Trust and the Trust’s investment adviser and entities under common control with the investment adviser that proves ongoing services to the Trust.

Fees for audit and non-audit services to the Trust:

Fiscal Year Ended	Independent Accountants	Audit Fees	Audit-Related Fees	Tax Fees*	All Other Fees**

2005	Anchin, Block & Anchin LLP	$140,000	$0	$0	$7,598

2006	Anchin, Block & Anchin LLP	$149,000	***	$0	***

*      The Trust is tax-exempt.

**    Independent Accountants’ out of pocket expenses.

***  To date no bills for Audit Related or All Other Fees have been received by the Trust.

Aggregate non-audit fees for services to the Trust and the Trust’s investment adviser and entities under common control with the investment adviser that provide ongoing services to the Trust:

Fiscal Year Ended	Independent Accountants	Aggregate Non-Audit Fees

2005	Anchin, Block & Anchin LLP	$0

2006	Anchin, Block & Anchin LLP	$0

The Audit Committee has reviewed the non-audit services provided by the Trust’s independent accountants to the Trust’s investment adviser and entities under common control with the investment adviser and has determined that the providing of such services is compatible with maintaining the accountant’s independence.

THE BOARD OF TRUSTEES RECOMMENDS APPROVAL OF THE SELECTION OF ANCHIN, BLOCK & ANCHIN LLP AS THE TRUST’S INDEPENDENT PUBLIC ACCOUNTANTS.

Information Concerning the Trust’s Investment Advisers and Service Providers

Retirement System Investors Inc. (“Investors”), 150 East 42nd Street, 27th Floor, New York, New York 10017, a wholly-owned subsidiary of Retirement System Group Inc. (“RSGroup®”), 150 East 42nd Street, 27th Floor, New York, New York 10017, is the investment adviser to the Trust.  Investors was formed in March 1989 to act as investment adviser to certain of the Trust’s Investment Funds following the consummation of a reorganization of the Trust.  Investors also acts as investment adviser to several other corporate entities.

Retirement System Distributors Inc. (“Distributors”), another wholly-owned subsidiary of RSGroup®, located at 150 East 42nd Street, 27th Floor, New York, New York 10017, is the principal underwriter to the Trust.

Retirement System Consultants Inc. (“Consultants”), also a wholly owned subsidiary of RSGroup®, located at 150 East 42nd Street, Floor 27, New York, New York 10017, provides administrative services to the Trust.

Principal Unitholders

The tax-qualified retirement plan or individual retirement account of each of the institutions and individuals listed below owns beneficially 5% or more of the Trust’s and each Investment Fund’s outstanding Units, as of December 1, 2006.  (Each retirement plan listed is a defined benefit plan, unless otherwise indicated.)  As of the same date, the Trustees and officers of the Trust, both individually and as a group, owned less than 1% of the Trust’s and each Investment Fund’s outstanding Units.

	Amount of	Percent
Name	Ownership	of Class

Trust (considered as a whole):
New York Community Bank	7,843,964.349	16.6
Ridgewood Savings Bank	5,212,031.495	11.0

Core Equity Fund:
New York Community Bank	2,106,453.350	15.1
Ridgewood Savings Bank	1,568,902.956	11.3
Ridgewood Savings Bank (DC Plan)	722,730.751	5.2

Emerging Growth Equity Fund:
New York Community Bank	1,013,227.223	15.3
Ridgewood Savings Bank	754,211.507	11.4

Value Equity Fund:
New York Community Bank	1,153,005.598	12.6
Ridgewood Savings Bank	858,996.302	9.4

International Equity Fund:
New York Community Bank	816,801.558	18.0
Ridgewood Savings Bank	607,671.462	13.4

Intermediate-Term Bond Fund:
New York Community Bank	694,179.768	22.1
Ridgewood Savings Bank	358,721.223	11.4
Ridgewood Savings Bank (DC Plan)	163,259.814	5.2

Actively Managed Bond Fund:
New York Community Bank	2,060,296.852	20.6
Ridgewood Savings Bank	1,063,528.045	10.6

The addresses of these unitholders are as follows:

New York Community Bank, 615 Merrick Avenue, Westbury, NY 11590; Ridgewood Savings Bank, 71-02 Forest Avenue, Ridgewood, NY 11385.

Deadline For Submission Of Trust Participants’
Proposals To Be Presented To
2007 Annual Meeting Of Trust Participants

The 2007 Annual Meeting of Trust Participants is expected to be held on or about September 6, 2007.  Any proposal intended to be presented by any Trust Participant for action at the 2006 Annual Meeting of Trust Participants must be received by the Secretary of the Trust at 150 East 42nd Street, 27th Floor, New York, New York 10017, not later than May 9, 2007 in order for such proposal to be included in the Proxy Statement and proxy relating to the 2007 Annual Meeting of Trust Participants.  Nothing in this paragraph shall be deemed to require the Trust to include in its Proxy Statement and proxy relating to the 2007 Annual Meeting of Trust Participants, any Trust Participant proposal which does not meet all of the requirements for such inclusion established by the Securities and Exchange Commission at that time in effect.

Other Matters

Management does not know of any matters to be presented at the Meeting other than those mentioned in this Proxy Statement.  If any other matters properly come before the Meeting, including any vote in respect of adjournment, arising because of a lack of a quorum or otherwise, the Units represented by proxies will be voted with respect thereto in accordance with the best judgment of the person or persons voting the proxies.

By Order of the Board of Trustees,

/s/ Stephen P. Pollak
STEPHEN P. POLLAK
New York, New York	Executive Vice President, Counsel and Secretary
December 8, 2006

RSI RETIREMENT TRUST

PROXY

THIS PROXY IS BEING SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES OF RSI RETIREMENT TRUST (“TRUST”).

The undersigned Trust Participant of the Trust hereby acknowledges receipt of the Notice of Annual Meeting of Trust Participants to be held on December 28, 2006 and the Proxy Statement attached thereto, and does hereby appoint William J. Pieper and Stephen P. Pollak and each of them, the true and lawful attorney or attorneys, proxy or proxies, of the undersigned, with power of substitution, for and in the name of the undersigned to attend and vote as proxy or proxies of the undersigned the number of Units and fractional Units of beneficial interest the undersigned would be entitled to vote if then personally present at the Annual Meeting of Trust Participants of the Trust, to be held at the Trust’s offices, 150 East 42nd Street, 27th Floor, New York, New York, on December 28, 2006 at 11:00 A.M., or any adjournment or adjournments thereof, as follows:

(1)                 Election of three (3) Trustees for a term of three (3) years and until their respective successors are duly elected and qualified:

Nominees:	Herbert G. Chorbajian
James P. Cronin
Joseph L. Mancino

FOR all nominees listed above (except as marked to the contrary below).

WITHHOLD AUTHORITY to vote for all nominees listed above.

Instruction:  To withhold authority to vote for any individual nominee, write the nominee’s name in the space provided below.

(2)                 Selection of Anchin, Block & Anchin LLP as the Trust’s independent accountants.

FOR	AGAINST	ABSTAIN

(3)                                             Upon all other matters which shall properly come before the meeting.

THIS PROXY WILL BE VOTED AS SPECIFIED.  IF NO SPECIFICATION IS MADE, THE PROXY WILL BE VOTED FOR THE ELECTION OF THE NOMINEES AS TRUSTEES; FOR THE SELECTION OF ANCHIN, BLOCK & ANCHIN LLP; AND AS TO ANY OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING, THE PROXY WILL BE VOTED IN THE DISCRETION AND ACCORDING TO THE BEST JUDGEMENT OF THE PROXIES.

Either of such proxies or attorneys, or substitutes, as shall be present and act at said meeting, or at any and all adjournment or adjournments thereof, may exercise all the powers of both said proxies or attorneys.

(OVER)

The undersigned is entitled to vote the number of Units of the Trust and the number of Units of each Investment Fund, as follows:

CORE EQUITY FUND
EMERGING GROWTH EQUITY FUND
VALUE EQUITY FUND
INTERNATIONAL EQUITY FUND
INTERMEDIATE-TERM BOND FUND
ACTIVELY MANAGED BOND FUND

(Print Name of Trust Participant)	Account no.

(Designated Plan Unitholder, if applicable)

By:	Dated:	, 2006
(Signature of individual unitholder, or person, officer
or committee duly designated by Trust Participant)*

*                       Please sign and date the Proxy and return it in the stamped, self-addressed envelope provided.